   DELAWARE GROUP CAPITAL APPRECIATION FUND A
   TOTAL RETURN PERFORMANCE
   THREE MONTHS
   -----------------------------------------------------------------------------


   Initial Investment                                                  $1,000.00
   Beginning NAV                                                           $8.37
   Initial Shares                                                        119.474


         Fiscal      Beginning        Dividends       Reinvested     Cumulative
          Year        Shares         for Period         Shares         Shares

   -----------------------------------------------------------------------------
         1997        119.474          $0.000            0.000            119.474
   -----------------------------------------------------------------------------







   Ending Shares                  119.474
   Ending NAV            x          $8.05
                          ----------------
   Investment Return              $961.77





   Total Return Performance
   ------------------------
   Investment Return             $961.77
   Less Initial Investment     $1,000.00
                          ----------------
                                 ($38.23) / $1,000.00 x 100



   Total Return:                   -3.82%

   DELAWARE GROUP CAPITAL APPRECIATION FUND A
   TOTAL RETURN PERFORMANCE
   THREE MONTHS
   -----------------------------------------------------------------------------



   Initial Investment                                      $1,000.00
   Beginning OFFER                                             $8.79
   Initial Shares                                            113.766


 Fiscal     Beginning          Dividends       Reinvested         Cumulative
  Year       Shares           for Period         Shares             Shares

--------------------------------------------------------------------------------
  1997       113.766            $0.000           0.000              113.766
--------------------------------------------------------------------------------







Ending Shares                       113.766
Ending NAV                x           $8.05
                             ---------------
Investment Return                   $915.82





Total Return Performance
------------------------
Investment Return                   $915.82
Less Initial Investment           $1,000.00
                             ---------------
                                    ($84.18) / $1,000.00 x 100


Total Return:                         -8.42%

DELAWARE GROUP CAPITAL APPRECIATION FUND A
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------


Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


   Fiscal        Beginning           Dividends        Reinvested      Cumulative
    Year          Shares            for Period          Shares          Shares

--------------------------------------------------------------------------------
    1997           117.647             $0.008            0.112          117.759
--------------------------------------------------------------------------------







Ending Shares                       117.759
Ending NAV                    x       $8.05
                             ---------------
Investment Return                   $947.96





Total Return Performance
------------------------
Investment Return                   $947.96
Less Initial Investment           $1,000.00
                             ---------------
                                    ($52.04) / $1,000.00 x 100



Total Return:                         -5.20%

 DELAWARE GROUP CAPITAL APPRECIATION FUND A
 TOTAL RETURN PERFORMANCE
 INCEPTION
 -------------------------------------------------------------------------------


 Initial Investment                                 $1,000.00
 Beginning OFFER                                        $8.92
 Initial Shares                                       112.108


        Fiscal     Beginning         Dividends     Reinvested         Cumulative
         Year        Shares         for Period       Shares             Shares

 -------------------------------------------------------------------------------
         1997        112.108          $0.008          0.107             112.215
 -------------------------------------------------------------------------------







Ending Shares                                   112.215
Ending NAV                                 x      $8.05
                                             -----------
Investment Return                               $903.33





Total Return Performance
------------------------
Investment Return                               $903.33
Less Initial Investment                       $1,000.00
                                             -----------
                                                ($96.67) / $1,000.00 x 100



Total Return:                                     -9.67%

 DELAWARE GROUP CAPITAL APPRECIATION FUND INSTITUTIONAL
 TOTAL RETURN PERFORMANCE
 THREE MONTHS
 -------------------------------------------------------------------------------


 Initial Investment                       $1,000.00
 Beginning OFFER                              $8.37
 Initial Shares                             119.474


    Fiscal           Beginning         Dividends      Reinvested     Cumulative
     Year              Shares         for Period        Shares         Shares

 -------------------------------------------------------------------------------
     1997              119.474          $0.000          0.000         119.474
 -------------------------------------------------------------------------------







 Ending Shares                                119.474
 Ending NAV                              x      $8.05
                                          ------------
Investment Return                             $961.77





 Total Return Performance
 ------------------------
 Investment Return                            $961.77
 Less Initial Investment                    $1,000.00
                                          ------------
                                              ($38.23) / $1,000.00 x 100



 Total Return:                                  -3.82%

DELAWARE GROUP CAPITAL APPRECIATION FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------


Initial Investment                          $1,000.00
Beginning OFFER                                 $8.50
Initial Shares                                117.647


   Fiscal         Beginning        Dividends       Reinvested        Cumulative
    Year            Shares        for Period         Shares            Shares

--------------------------------------------------------------------------------
    1997           117.647          $0.008            0.112            117.759
--------------------------------------------------------------------------------







Ending Shares                                  117.759
Ending NAV                            x          $8.05
                                           ------------
Investment Return                              $947.96





Total Return Performance
------------------------
Investment Return                             $947.96
Less Initial Investment                     $1,000.00
                                           ------------
                                              ($52.04) / $1,000.00 x 100



Total Return:                                   -5.20%